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                                                                 EXHIBIT (d)(22)


Mary Ann Fernandez
Senior Vice President
Aeltus Investment Management, Inc.
10 State House Square
Hartford, CT 06103-3602


                                                       April 3, 2003


      Pursuant to Section 1 of the Sub-Adviser Agreement dated May 9, 2001, as amended, between ING Investments, LLC (successor by merger to ING Pilgrim Investments, LLC) and Aeltus Investment Management, Inc. (the "Agreement") we hereby notify you of our intention to retain you as Sub-Adviser to render investment advisory services to ING Principal Protection Fund VII, a newly established series of ING Equity Trust (formerly Pilgrim Equity Trust), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding the "ING Principal Protection Fund VII" to Schedule A of the Agreement. The Amended and Restated Schedule A, with the annual investment management fees indicated for the series, is attached hereto.

      Please signify your acceptance to act as Sub-Adviser under the Agreement with respect to ING Principal Protection Fund VII by signing below.

                                                        Very sincerely,



                                                        Michael J. Roland
                                                        Executive Vice President
                                                        ING Investments, LLC

ACCEPTED AND AGREED TO:
Aeltus Investment Management, Inc.


By___________________________
      Mary Ann Fernandez
      Senior Vice President


                                  Tel: 480-477-3000         ING Investments, LLC
7337 E. Doubletree Ranch Rd.      Fax: 480-477-2700
Scottsdale, AZ 85258-2034         www.ingfunds.com

                          FORM OF AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                              SUB-ADVISER AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC
                      AN ARIZONA LIMITED LIABILITY COMPANY
              (SUCCESSOR BY MERGER TO ING PILGRIM INVESTMENTS, LLC)

                                       AND

                       AELTUS INVESTMENT MANAGEMENT, INC

                                ANNUAL INVESTMENT                         LAST CONTINUED/
SERIES                           MANAGEMENT FEE                          APPROVED BY BOARD        REAPPROVAL DATE
------                          -----------------                        -----------------        ---------------
ING Principal                Offering Phase        0.125%                May 9, 2001              May 9, 2003
Protection Fund              Guarantee Period       0.40%
                             Index Plus
                             LargeCap Period        0.30%

ING Principal                Offering Phase        0.125%                November 2, 2001         September 1, 2003
Protection Fund II           Guarantee Period       0.40%
                             Index Plus
                             LargeCap Period        0.30%

ING Principal                Offering Phase        0.125%                February 26, 2002        September 1, 2003
Protection                   Guarantee Period       0.40%
Fund III                     Index Plus
                             LargeCap Period        0.30%

ING Principal                Offering Phase        0.125%                May 24, 2002             September 1, 2003
Protection                   Guarantee Period       0.40%
Fund IV                      Index Plus
                             LargeCap Period        0.30%

ING Principal                Offering Phase        0.125%                August 20, 2002          September 1, 2003
Protection                   Guarantee Period       0.40%
Fund V                       Index Plus
                             LargeCap Period        0.30%

                                ANNUAL INVESTMENT                        LAST CONTINUED/
SERIES                            MANAGEMENT FEE                         APPROVED BY BOARD        REAPPROVAL DATE
------                          -----------------                        -----------------        ---------------
ING Principal                Offering Phase             0.125%           November 22, 2002        September 1, 2004
Protection                   Guarantee Period            0.40%
Fund VI                      Index Plus
                             LargeCap Period             0.30%

ING Principal                Offering Phase             0.125%           November 22, 2002        September 1, 2004
Protection                   Guarantee Period            0.40%
Fund VII*                    Index Plus
                             LargeCap Period             0.30%


----------------------
* This Amended and Restated Schedule A will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.